SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): JUNE 9, 2004
                                                         ------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
                                                          --------------

ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
------     -----------------------------------------


     On June 9, 2004, the Registrant issued a press release announcing the creation of a new shareholders newsletter aimed at keeping its growing stockholders informed of current Company developments. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.



ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
------     ---------------------------------

(c)          Exhibit.

99.1         The Registrant's Press Release dated June 9, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: June 9, 2004                       /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page Number
------          -----------                              -----------

99.1            The Registrant's Press Release               3
                dated June 9, 2004.